UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 20, 2018

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01          Entry into a Material Definitive Agreement.

On November 20, 2018, KemPharm, Inc. (the “Company”) entered into a First Supplemental Indenture (the “Supplemental Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”), to that certain Indenture, dated as of February 9, 2016 (the “Indenture”), relating to the Company’s 5.50% Senior Convertible Notes due 2021 (the “Notes”). Pursuant to the Supplemental Indenture, the Indenture was amended to allow each Holder (as defined in the Indenture) or any beneficial holder of any Notes to, at its option, elect a limit on beneficial ownership as to such Holder or beneficial owner (but not as to any other Holder or beneficial owner) that is less than or equal to the 9.985% Cap (as defined in the Indenture) or any other limit previously elected and then applicable to such Holder or beneficial owner upon written notice delivered to the Company at least three (3) business days prior to the date of effectiveness of such beneficial ownership limit (or such shorter period as may be agreed upon by the Company), specifying the percentage of shares of the Company’s common stock outstanding for the beneficial ownership limit that shall apply to such Holder or beneficial owner. The Company previously filed the Indenture as an exhibit to its Current Report on Form 8-K filed on February 9, 2016.

The foregoing description of the Supplemental Indenture is not complete and is qualified in its entirety by reference to the Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

On November 20, 2018, in connection with entering into the Supplemental Indenture, the Company entered into an amendment (the “Amendment”) with Deerfield Private Design Fund III, L.P. (“Deerfield”) to that certain Senior Secured Convertible Note (as amended, the “Deerfield Note”) and Warrant (as amended, the “Warrant”) previously issued by the Company to Deerfield. The Amendment, among other things, lowers the beneficial ownership limit under both the Deerfield Note and Warrant to 4.985% of the Company’s outstanding common stock. The Amendment also includes a notice from Deerfield that it has elected to lower the beneficial ownership limit under the Notes, as to Deerfield and its affiliates, to 4.985%. Except as modified by the Amendment, all terms and conditions of the Deerfield Note and Warrant remain in full force and effect. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Supplemental Indenture, dated November 20, 2018, between KemPharm, Inc. and U.S. Bank National Association, as trustee.
10.1	Amendment to Convertible Note and Warrant, dated November 20, 2018, between KemPharm, Inc. and Deerfield Private Design Fund III, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: November 20, 2018	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer